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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 27, 2005

            CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of September 1, 2005, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2005-AB3).

                                  CWABS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-125164               95-4596514
-----------------------------         -----------           -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

     4500 Park Granada
   Calabasas, California                                           91302
-----------------------------                                   -------------
   (Address of principal                                         (Zip Code)
     executive offices)
       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01.   Other Events.

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2005-AB3 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage loan guaranty insurance policy issued by Mortgage Guaranty Insurance Corporation. The policy and exhibits are attached hereto as Exhibit 99.1.



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


Section 9 -  Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.   Description
     -----------   -----------

     99.1 Mortgage Guaranty Insurance Corporation Policy (with Exhibits) dated September 1, 2005



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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2005-AB3.









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
                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWABS, INC.




                                                    By: / s / Leon Daniels, Jr.
                                                        ------------------------
                                                    Leon Daniels, Jr.
                                                    Vice President


Dated: October 5, 2005







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



                                 Exhibit Index
                                 -------------



Exhibit
-------

99.1 Mortgage Guaranty Insurance Corporation Policy (with Exhibits) dated September 1, 2005






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